UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 20, 2005

COMSYS IT PARTNERS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-13956	56-1930691
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4400 Post Oak Parkway, Suite 1800

Houston, Texas 77027

(Address of Principal Executive Offices)

(713) 386-1400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On June 17, 2005, COMSYS IT Partners, Inc., also referred to as COMSYS, issued a press release announcing COMSYS’ decision to withdraw its proposed equity offering contemplated by its Registration Statement on Form S-1 (File No. 333-123818) filed with the Securities and Exchange Commission on April 4, 2005, as amended on May 11, 2005, and its previously provided guidance with respect to 2005 earnings. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference in this report.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements or Business Acquired.

None.

(b)	Pro Forma Financial Information.

None.

(c)	Exhibits.

Number	Exhibit
99.1*	Press release entitled “COMSYS IT Partners, Inc. to withdraw its previously announced equity offering.”

*	Filed herewith.

[SIGNATURE PAGE TO FOLLOW]

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMSYS IT PARTNERS, INC.

Date: June 20, 2005	By:	/s/ JOSEPH C. TUSA
	Name:	Joseph C. Tusa, Jr.
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Number	Exhibit
99.1*	Press release entitled “COMSYS IT Partners, Inc. to withdraw its previously announced equity offering.”

*	Filed herewith.